                                                                  EXHIBIT 10.27

                    THIRD AMENDMENT TO AMENDED AND RESTATED
                   SENIOR REVOLVING CREDIT FACILITY AGREEMENT


         THIS THIRD AMENDMENT TO AMENDED AND RESTATED SENIOR REVOLVING CREDIT FACILITY AGREEMENT (this "Third Amendment"), dated as of December 11, 1998, is entered into among CASH AMERICA INTERNATIONAL, INC., a Texas corporation (the "Borrower"), the lenders listed on the signature pages hereof (the "Lenders"), NATIONSBANK, N.A. (successor by merger to NationsBank of Texas, N.A.), as Administrative Agent (in said capacity, the "Administrative Agent").


                                   BACKGROUND

         A. Borrower, the Lenders, and the Administrative Agent are parties to that certain Amended and Restated Senior Revolving Credit Facility Agreement, dated as of June 19, 1996, as amended by that certain First Amendment to Amended and Restated Senior Revolving Credit Facility Agreement, dated as of December 11, 1997, and that certain Second Amendment to Amended and Restated Senior Revolving Credit Facility Agreement, dated as of June 24, 1998 (said Amended and Restated Senior Revolving Credit Facility Agreement, as amended, the "Credit Agreement"; the terms defined in the Credit Agreement and not otherwise defined herein shall be used herein as defined in the Credit Agreement).

         B. The Borrower, the Lenders, and the Administrative Agent desire to amend the Credit Agreement to permit the Borrower to dispose of all of its common and preferred capital stock in Mr. Payroll Corporation, a Texas corporation ("Mr. Payroll"), in exchange for convertible preferred capital stock of Mr. Payroll.

         NOW, THEREFORE, in consideration of the covenants, conditions and agreements hereafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are all hereby acknowledged, the Borrower, the Lenders, and the Administrative Agent covenant and agree as follows:

         1.     AMENDMENTS TO CREDIT AGREEMENT.

         (a) Section 1.1 of the Credit Agreement is hereby amended by adding the defined term "Mr. Payroll Disposition and Investment" thereto in proper alphabetical order to read as follows:

                "Mr. Payroll Disposition and Investment" means the disposition by Borrower of all of its common and preferred capital stock in Mr. Payroll Corporation, a Texas corporation ("Mr. Payroll"), in exchange for convertible preferred capital stock of Mr. Payroll, after which
         (a) the automated check cashing assets of Mr. Payroll will remain in Mr. Payroll, (b) the manned check cashing assets of Mr. Payroll will be transferred to an existing or newly-formed, wholly-owned Subsidiary of Borrower, and (c) Borrower shall own at all times less than 50% of the capital stock of Mr. Payroll having the power to elect the majority of the Board of Directors of Mr. Payroll, thereby resulting in Mr. Payroll no longer being a Subsidiary of Borrower.

         (b) Section 6.3 of the Credit Agreement is hereby amended by (i) deleting "and" at the end of clause (viii) thereof, (ii) renumbering clause
(ix) thereof as clause "(x)", and (iii) adding a new clause (ix) thereto to read as follows:

                "(ix) the Mr. Payroll Disposition and Investment, and"

         (c) Section 6.7 of the Credit Agreement is hereby amended by amending clause (iv) thereof to read as follows:

                "(iv) sell, transfer, lease or otherwise dispose of any of its property or assets (including Stock of any Subsidiary) or business except

                (A)   in the ordinary course of business;

                (B) the Borrower may sell any tract or other parcel of real estate having a net book value of $10,000,000 or less,

                (C)   the Mr. Payroll Disposition and Investment,

                (D) other assets, the aggregate net book value of which sold during any Fiscal Year shall not exceed 1.5% of Consolidated Tangible Assets as of the last day of the immediately preceding Fiscal Year, and

                (E) the foregoing shall not operate to prevent mergers or consolidations of any wholly-owned Subsidiary into the Borrower or into a Guarantor or a sale, transfer or lease of assets by any wholly-owned Subsidiary to the Borrower or to a Guarantor."

         2. REPRESENTATIONS AND WARRANTIES TRUE; NO EVENT OF DEFAULT. By its execution and delivery hereof, the Borrower represents and warrants that, as of the date hereof and after giving effect to the amendment contemplated by the foregoing Section 1:

         (a) the representations and warranties contained in the Credit Agreement are true and correct on and as of the date hereof as if made on and as of such date;

         (b) no event has occurred and is continuing which constitutes a Default or an Event of Default;

         (c) the Borrower has full power and authority to execute and deliver this Third Amendment, and this Third Amendment and the Credit Agreement, as amended hereby, constitute the legal, valid and binding obligations of the Borrower, enforceable in accordance with their respective terms, except as enforceability may be limited by applicable debtor relief laws and by general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law) and except as rights to indemnity may be limited by federal or state securities law;

         (d) neither the execution, delivery and performance of this Third Amendment or the Credit Agreement, as amended hereby, nor the consummation of any transactions contemplated herein or therein, will conflict with any Law to which the Borrower or any Subsidiary is subject, or any indenture, agreement or other instrument to which the Borrower or any Subsidiary or any of their respective property is subject; and

         (e) no authorization, approval, consent, or other action by, notice to, or filing with, any governmental authority or other Person (including the Board of Directors of the Borrower), is required for the execution, delivery or performance by the Borrower of this Third Amendment or the acknowledgment of this Third Amendment by each Guarantor.

         3. CONDITIONS OF EFFECTIVENESS. This Third Amendment shall be effective as of December 11, 1998, subject to the following:

         (a) the Administrative Agent shall have received counterparts of this Third Amendment executed by each of the Lenders;

         (b) the Administrative Agent shall have received counterparts of this Third Amendment executed by the Borrower and acknowledged by each Guarantor;

         (c) the representations and warranties set forth in Section 2 of this Third Amendment shall be true and correct; and

         (d) the Administrative Agent shall have received, in form and substance satisfactory to the Administrative Agent and its counsel, such other documents, certificates and instruments as the Administrative Agent shall require.

         4. TERMINATION OF AMENDMENT. This Third Amendment shall terminate and be of no further force or effect without any action by the Administrative Agent or any Lender if Wells Fargo Bank, N.A. or an affiliate thereof shall fail to make a cash contribution of at least $20,000,000 to Mr. Payroll by January 31, 1999.

         5. RELEASE OF MR. PAYROLL. Upon satisfaction of the conditions of effectiveness set forth in Section 3 of this Third Amendment and without any action by the Administrative Agent or any Lender, the Guaranty Agreement of Mr. Payroll shall terminate and no longer be of any force or effect and Mr. Payroll shall be released of all of its obligations and liabilities under its Guaranty Agreement.

         6. GUARANTORS ACKNOWLEDGMENT. By signing below, each of the Guarantors (a) acknowledges and consents to the execution, delivery and performance by the Borrower of this Third Amendment, (b) agrees that its obligations in respect of its Guaranty Agreement are not released, modified, impaired or affected in any manner by this Third Amendment or any of the provisions contemplated herein (including, but not limited to, the release of Mr. Payroll provided herein) and (c) acknowledges that it has no claims or offsets against, or defenses or counterclaims to, its Guaranty Agreement.

         7.     REFERENCE TO THE CREDIT AGREEMENT.

         (a) Upon the effectiveness of this Third Amendment, each reference in the Credit Agreement to "this Agreement", "hereunder", or words of like import shall mean and be a reference to the Credit Agreement, as affected and amended by this Third Amendment.

         (b) The Credit Agreement, as amended by this Third Amendment, and all other Loan Papers shall remain in full force and effect and are hereby ratified and confirmed.

         8. COSTS, EXPENSES AND TAXES. The Borrower agrees to pay on demand all costs and expenses of the Administrative Agent in connection with the preparation, reproduction, execution and delivery of this Third Amendment and the other instruments and documents to be delivered hereunder (including the reasonable fees and out-of-pocket expenses of counsel for the Administrative Agent with respect thereto and with respect to advising the Administrative Agent as to its rights and responsibilities under the Credit Agreement, as amended by this Third Amendment).

         9. EXECUTION IN COUNTERPARTS. This Third Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument.

         10. GOVERNING LAW; BINDING EFFECT. This Third Amendment shall be governed by and construed in accordance with the laws of the State of Texas and shall be binding upon the Borrower, each Lender, and the Administrative Agent and their respective successors and assigns.

         11. HEADINGS. Section headings in this Third Amendment are included herein for convenience of reference only and shall not constitute a part of this Third Amendment for any other purpose.

         12. ENTIRE AGREEMENT. THE CREDIT AGREEMENT, AS AMENDED BY THIS THIRD AMENDMENT, AND THE OTHER LOAN PAPERS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AS TO THE SUBJECT MATTER

THEREIN AND HEREIN AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS BETWEEN THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

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================================================================================

         IN WITNESS WHEREOF, the parties hereto have executed this Third Amendment as of the date first above written.

                                       CASH AMERICA INTERNATIONAL, INC.



                                       By: /s/ David J. Clay
                                           -------------------------------------
                                           David J. Clay
                                           Vice President and Treasurer


                                       NATIONSBANK, N.A., as Administrative
                                       Agent and as a Lender




                                       By: /s/ Todd Shipley
                                           -------------------------------------
                                           Todd Shipley
                                           Senior Vice President


                                       WELLS FARGO BANK (TEXAS),
                                       NATIONAL ASSOCIATION, as
                                       Documentation Agent and as a Lender




                                       By: /s/ Susan B. Sheffield
                                           -------------------------------------
                                           Susan B. Sheffield
                                           Vice President


                                       BANK ONE, TEXAS, N.A.



                                       By: /s/ Barry Kromann
                                           -------------------------------------
                                           Barry Kromann
                                           Vice President

                                       THE BANK OF TOKYO-MITSUBISHI, LTD.




                                       By: /s/ John M. Mearns
                                           -------------------------------------
                                           John M. Mearns
                                           Vice President and Manager


                                       CHASE BANK OF TEXAS, NATIONAL ASSOCIATION



                                       By: /s/ B. B. Wuthrich
                                           -------------------------------------
                                           B. B. Wuthrich
                                           Vice President


                                       COMERICA BANK-TEXAS



                                       By: /s/ Timothy C. Vela
                                           -------------------------------------
                                           Timothy C. Vela
                                           Vice President

ACKNOWLEDGED AND AGREED:

CASH AMERICA, INC. OF SOUTH CAROLINA
FLORIDA CASH AMERICA, INC.
GEORGIA CASH AMERICA, INC.
CASH AMERICA, INC. OF LOUISIANA
CASH AMERICA, INC. OF NORTH CAROLINA
CASH AMERICA, INC. OF TENNESSEE
CASH AMERICA, INC. OF OKLAHOMA
CASH AMERICA, INC. OF KENTUCKY
CASH AMERICA PAWN, INC. OF OHIO
CASH AMERICA MANAGEMENT L.P., a Delaware limited partnership, by its general partner, Cash America Holding, Inc.
CASH AMERICA PAWN L.P., a Delaware limited partnership, by its general partner,
         Cash America Holding, Inc.
CASH AMERICA HOLDING, INC.
EXPRESS CASH INTERNATIONAL CORPORATION
CASH AMERICA, INC. OF ALABAMA
CASH AMERICA, INC. OF COLORADO
CASH AMERICA, INC. OF INDIANA
CASH AMERICA, INC.
CASH AMERICA OF MISSOURI, INC.
VINCENT'S JEWELERS AND LOAN, INC.
CASH AMERICA, INC. OF UTAH
CASH AMERICA FRANCHISING, INC.
CASH AMERICA, INC. OF ILLINOIS
UPTOWN CITY PAWNERS, INC.
DOC HOLLIDAY'S PAWN BROKERS & JEWELERS, INC.
LONGHORN PAWN & GUN, INC.
BRONCO PAWN & GUN, INC.
HORNET PAWN & GUN, INC.
TIGER PAWN & GUN, INC.
RENT-A-TIRE, INC.




By: /s/ David J. Clay
    -------------------------------
    David J. Clay
    Treasurer

                    FOURTH AMENDMENT TO AMENDED AND RESTATED
                   SENIOR REVOLVING CREDIT FACILITY AGREEMENT


         THIS FOURTH AMENDMENT TO AMENDED AND RESTATED SENIOR REVOLVING CREDIT FACILITY AGREEMENT (this "Fourth Amendment"), dated as of February 17, 1999 (but effective as of December 31, 1998), is entered into among CASH AMERICA INTERNATIONAL, INC., a Texas corporation (the "Borrower"), the lenders listed on the signature pages hereof (the "Lenders"), NATIONSBANK, N.A. (successor by merger to NationsBank of Texas, N.A.), as Administrative Agent (in said capacity, the "Administrative Agent").


                                   BACKGROUND

         A. Borrower, the Lenders, and the Administrative Agent are parties to that certain Amended and Restated Senior Revolving Credit Facility Agreement, dated as of June 19, 1996, as amended by that certain First Amendment to Amended and Restated Senior Revolving Credit Facility Agreement, dated as of December 11, 1997, that certain Second Amendment to Amended and Restated Senior Revolving Credit Facility Agreement, dated as of June 24, 1998, and that certain Third Amendment to Amended and Restated Senior Revolving Credit Facility Agreement, dated as of December 11, 1998 (the "Third Amendment") (said Amended and Restated Senior Revolving Credit Facility Agreement, as amended, the "Credit Agreement"; the terms defined in the Credit Agreement and not otherwise defined herein shall be used herein as defined in the Credit Agreement).

         B. The Borrower, the Lenders, and the Administrative Agent desire to amend the Credit Agreement.

         NOW, THEREFORE, in consideration of the covenants, conditions and agreements hereafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are all hereby acknowledged, the Borrower, the Lenders, and the Administrative Agent covenant and agree as follows:

         1. AMENDMENTS TO CREDIT AGREEMENT.

         (a) The definition of "Consolidated Funded Debt" set forth in Section
1.1 of the Credit Agreement is hereby amended to read as follows:

             "'Consolidated Funded Debt' means, as of any date, the sum of (a) the principal amount of all interest bearing indebtedness of the Borrower and its Consolidated Subsidiaries, whether current or funded, and whether secured or unsecured, incurred in connection with borrowings evidenced by a note, bond, indenture or similar instrument, plus (b) all Capital Leases of the Borrower and its Consolidated Subsidiaries, minus (c) cash of the Borrower and its Consolidated Subsidiaries."

         (b) Section 5.14(f) of the Credit Agreement is hereby amended to read as follows:

             "(f) Consolidated Funded Debt to Consolidated EBITDA. The Borrower shall not permit the ratio of (i)(A) Consolidated Funded Debt as of the end of the fiscal quarter ending December 31, 1998 to (B) Consolidated EBITDA for the most recent four (4) fiscal quarters of the Borrower ending on December 31, 1998 to be greater than 3.60 to
         1.0 and (ii)(A) Consolidated Funded Debt as of the end of any other fiscal quarter to (B) Consolidated EBITDA for the most recent four (4) fiscal quarters of the Borrower ending on such fiscal quarter to be greater than 3.50 to 1."

         (c) Exhibit F to the Credit Agreement is hereby amended to be in the form of Exhibit F to this Fourth Amendment.

         2. CALCULATION OF CONSOLIDATED ADJUSTED NET INCOME, CONSOLIDATED ADJUSTED NET LOSS AND CONSOLIDATED EBITDA. If the Mr. Payroll Distribution and Investment occurs prior to or on March 31, 1999, there shall be excluded from the calculation of Consolidated Adjusted Net Income, Consolidated Adjusted Net Loss and Consolidated EBITDA, without duplication, any components thereof that relate to Mr. Payroll for any fiscal quarter period included within such calculation prior to and including the fiscal quarter ending March 31, 1999.

         3. EXTENSION OF THIRD AMENDMENT. Notwithstanding anything in Section 4 of the Third Amendment to the contrary, the Third Amendment shall terminate and be of no further force or effect without any action by the Administrative Agent or any Lender if Wells Fargo Bank, N.A. or an affiliate thereof shall fail to make a cash contribution of at least $20,000,000 to Mr. Payroll by March 31, 1999.

         4. REPRESENTATIONS AND WARRANTIES TRUE; NO EVENT OF DEFAULT. By its execution and delivery hereof, the Borrower represents and warrants that, as of the date hereof and after giving effect to the amendments contemplated by the foregoing Section 1:

         (a) the representations and warranties contained in the Credit Agreement are true and correct on and as of the date hereof as if made on and as of such date;

         (b) no event has occurred and is continuing which constitutes a Default or an Event of Default;

         (c) the Borrower has full power and authority to execute and deliver this Fourth Amendment, and this Fourth Amendment and the Credit Agreement, as amended hereby, constitute the legal, valid and binding obligations of the Borrower, enforceable in accordance with their respective terms, except as enforceability may be limited by applicable debtor relief laws and by general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law) and except as rights to indemnity may be limited by federal or state securities law;

         (d) neither the execution, delivery and performance of this Fourth Amendment or the Credit Agreement, as amended hereby, nor the consummation of any transactions contemplated herein or therein, will conflict with any Law to which the Borrower or any Subsidiary is subject, or any indenture, agreement or other instrument to which the Borrower or any Subsidiary or any of their respective property is subject; and

         (e) no authorization, approval, consent, or other action by, notice to, or filing with, any governmental authority or other Person (including the Board of Directors of the Borrower), is required for the execution, delivery or performance by the Borrower of this Fourth Amendment or the acknowledgment of this Fourth Amendment by each Guarantor.

         5. CONDITIONS OF EFFECTIVENESS. This Fourth Amendment shall be effective as of December 31, 1998, subject to the following:

         (a) the Administrative Agent shall have received counterparts of this Fourth Amendment executed by the Determining Lenders;

         (b) the Administrative Agent shall have received counterparts of this Fourth Amendment executed by the Borrower and acknowledged by each Guarantor;

         (c) the representations and warranties set forth in Section 4 of this Fourth Amendment shall be true and correct; and

         (d) the Administrative Agent shall have received, in form and substance satisfactory to the Administrative Agent and its counsel, such other documents, certificates and instruments as the Administrative Agent shall require.

         6. GUARANTORS ACKNOWLEDGMENT. By signing below, each of the Guarantors
(a) acknowledges and consents to the execution, delivery and performance by the Borrower of this Fourth Amendment, (b) agrees that its obligations in respect of its Guaranty Agreement are not released, modified, impaired or affected in any manner by this Fourth Amendment or any of the provisions contemplated herein and (c) acknowledges that it has no claims or offsets against, or defenses or counterclaims to, its Guaranty Agreement.

         7. REFERENCE TO THE CREDIT AGREEMENT.

         (a) Upon the effectiveness of this Fourth Amendment, each reference in the Credit Agreement to "this Agreement", "hereunder", or words of like import shall mean and be a reference to the Credit Agreement, as affected and amended by this Fourth Amendment.

         (b) The Credit Agreement, as amended by this Fourth Amendment, and all other Loan Papers shall remain in full force and effect and are hereby ratified and confirmed.

         8. COSTS, EXPENSES AND TAXES. The Borrower agrees to pay on demand all costs and expenses of the Administrative Agent in connection with the preparation, reproduction, execution and delivery of this Fourth Amendment and the other instruments and documents to be delivered hereunder (including the reasonable fees and out-of-pocket expenses of counsel for the Administrative Agent with respect thereto and with respect to advising the Administrative Agent as to its rights and responsibilities under the Credit Agreement, as amended by this Fourth Amendment).

         9. EXECUTION IN COUNTERPARTS. This Fourth Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which when taken together shall constitute but one and the same instrument.

         10. GOVERNING LAW; BINDING EFFECT. This Fourth Amendment shall be governed by and construed in accordance with the laws of the State of Texas and shall be binding upon the Borrower, each Lender, and the Administrative Agent and their respective successors and assigns.

         11. HEADINGS. Section headings in this Fourth Amendment are included herein for convenience of reference only and shall not constitute a part of this Fourth Amendment for any other purpose.

         12. ENTIRE AGREEMENT. THE CREDIT AGREEMENT, AS AMENDED BY THIS FOURTH AMENDMENT, AND THE OTHER LOAN PAPERS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AS TO THE SUBJECT MATTER THEREIN AND HEREIN AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS BETWEEN THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

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================================================================================

         IN WITNESS WHEREOF, the parties hereto have executed this Fourth Amendment as of the date first above written.

                                       CASH AMERICA INTERNATIONAL, INC.



                                       By: /s/ David J. Clay
                                           -------------------------------------
                                           David J. Clay
                                           Vice President and Treasurer


                                       NATIONSBANK, N.A., as Administrative
                                       Agent and as a Lender



                                       By: /s/ Shelly K. Harper
                                           -------------------------------------
                                           Shelly K. Harper
                                           Vice President


                                       WELLS FARGO BANK (TEXAS),
                                       NATIONAL ASSOCIATION, as
                                       Documentation Agent and as a Lender




                                       By: /s/ Susan B. Sheffield
                                           -------------------------------------
                                           Susan B. Sheffield
                                           Vice President


                                       BANK ONE, TEXAS, N.A.



                                       By: /s/ Barry Kromann
                                           -------------------------------------
                                           Barry Kromann
                                           Vice President

                                       THE BANK OF TOKYO-MITSUBISHI, LTD.




                                       By: /s/ John M. Mearns
                                           -------------------------------------
                                           John M. Mearns
                                           Vice President and Manager


                                       CHASE BANK OF TEXAS, NATIONAL ASSOCIATION



                                       By: /s/ B. B. Wuthrich
                                           -------------------------------------
                                           B. B. Wuthrich
                                           Vice President


                                       COMERICA BANK-TEXAS



                                       By: /s/ Timothy C. Vela
                                           -------------------------------------
                                           Timothy C. Vela
                                           Vice President

ACKNOWLEDGED AND AGREED:

CASH AMERICA, INC. OF SOUTH CAROLINA
FLORIDA CASH AMERICA, INC.
GEORGIA CASH AMERICA, INC.
CASH AMERICA, INC. OF LOUISIANA
CASH AMERICA, INC. OF NORTH CAROLINA
CASH AMERICA, INC. OF TENNESSEE
CASH AMERICA, INC. OF OKLAHOMA
CASH AMERICA, INC. OF KENTUCKY
CASH AMERICA PAWN, INC. OF OHIO
CASH AMERICA MANAGEMENT L.P., a Delaware limited partnership, by its general partner, Cash America Holding, Inc.
CASH AMERICA PAWN L.P., a Delaware limited partnership, by its general partner,
         Cash America Holding, Inc.
CASH AMERICA HOLDING, INC.
EXPRESS CASH INTERNATIONAL CORPORATION
CASH AMERICA, INC. OF ALABAMA
CASH AMERICA, INC. OF COLORADO
CASH AMERICA, INC. OF INDIANA
CASH AMERICA, INC.
CASH AMERICA OF MISSOURI, INC.
VINCENT'S JEWELERS AND LOAN, INC.
CASH AMERICA, INC. OF UTAH
CASH AMERICA FRANCHISING, INC.
CASH AMERICA, INC. OF ILLINOIS
UPTOWN CITY PAWNERS, INC.
DOC HOLLIDAY'S PAWN BROKERS & JEWELERS, INC.
LONGHORN PAWN & GUN, INC.
BRONCO PAWN & GUN, INC.
HORNET PAWN & GUN, INC.
TIGER PAWN & GUN, INC.
RENT-A-TIRE, INC.




By: /s/ David J. Clay
    -------------------------------
    David J. Clay
    Treasurer